UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K/A

(Amendment No. 1)

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 13, 2019

VELT INTERNATIONAL GROUP INC.

(Exact name of registrant as specified in its charter)

Nevada	000-56020	27-5159463
(State or other jurisdiction of incorporation or organization)	Commission file number	(IRS Employer Identification No.)

273 E. Hillcrest Drive

Thousand Oaks, CA 91360
(323) 713-3244

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	VIGC	OTC Markets Group

EXPLANATORY NOTE

On May 13, 2019, Velt International Group Inc. (the “Company”) executed an Amendment to the January 24, 2019 Acquisition Agreement with THF International (Hong Kong) Ltd.(“THF”) (the “Amendment”), wherein the Company agreed to acquire only 85% of THF and reduce the purchase price to 6,800,000 shares from 8,000,000 shares. Therefore, 1,200,000 shares will be returned to the Company’s authorized but not-outstanding status. This Amendment No.1 to Form 8-K amends the prior Form 8-K to include the Amendment to Acquisition Agreement as an exhibit.

Except as described above and below, all other information in the Original 8-K remains unchanged.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the complete text of the document, which is filed as an exhibit to this report and is incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities

The information set forth in Item 1.01 B. of this report is incorporated by reference into this Item 3.02.  The issuance of the 6,800,000 shares and of Common Stock pursuant to the Amendment was made in reliance on the exemption from registration afforded under Section 4(2), of the Securities Act of 1933, as amended, and/or Rule 506 of Regulation D and/or Regulation S promulgated thereunder.  Such offer and sale was not conducted in connection with a public offering, and no public solicitation or advertisement was made or relied upon by the Purchaser in connection with the issuance by the Company of the Shares.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits

No .	Description
10.1*	Acquisition Agreement between the Company and THF International (Hong Kong) Ltd. dated January 24, 2019.
10.2	Amendment to Acquisition Agreement between the Company and THF International (Hong Kong) Ltd. dated January 24, 2019.

* Previously filed on January 31, 2019 on Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VELT INTERNATIONAL GROUP INC.

Dated: May 14, 2019	By:	/s/ Ali Kasa
Ali Kasa
President

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